UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of April 29, 2014, the Board of Directors of Digital Realty Trust, Inc. (the “company”, “we” or “our”) adopted the Fifth Amended and Restated Bylaws to add a forum selection provision and make ministerial changes. The forum selection provision generally provides that unless the company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the company to the company or to the stockholders of the company, (c) any action asserting a claim against the company or any director or officer or other employee of the company arising pursuant to any provision of the Maryland General Corporation Law or the company’s charter or bylaws, or (d) any action asserting a claim against the company or any director or officer or other employee of the company that is governed by the internal affairs doctrine.

The foregoing summary is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2014, we held our Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2015 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dennis E. Singleton	107,389,768	223,232	61,913	13,304,271
Laurence A. Chapman	107,387,168	226,302	61,443	13,304,271
Kathleen Earley	107,379,809	235,847	59,257	13,304,271
Ruann F. Ernst, Ph.D.	107,189,017	426,375	59,521	13,304,271
Kevin J. Kennedy	107,276,453	337,612	60,848	13,304,271
William G. LaPerch	107,203,690	409,101	62,122	13,304,271
Robert H. Zerbst	107,274,411	340,848	59,654	13,304,271

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,501,372	404,359	73,453	N/A

Proposal 3. Approval of the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,575,525	1,952,689	146,699	13,304,271

Proposal 4. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,484,680	6,041,453	148,780	13,304,271

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of Digital Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

Date: May 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of Digital Realty Trust, Inc.